Exhibit 10.6

FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT, dated as of December 15, 2021 (the "**Amendment**") is by and between TRIO PETROLEUM LLC ("**Seller**") and TRIO PETROLEUM CORP ("**Buyer**" and together with Seller, the "**Parties**") amends that certain Purchase and Sale Agreement entered into by and between Seller and Buyer, dated as of September 14, 2021 (the "**PSA**"). Capitalized terms used but not otherwise defined in this Amendment have the respective meanings ascribed to them in the PSA.

RECITALS

WHEREAS, Seller and Buyer entered into the PSA on September 14, 2021 whereby Buyer purchased the Assets from Seller;

WHEREAS, pursuant to Section 2.2(c) of the PSA, Buyer shall pay or cause to be paid to Seller, $3,700,000.00 (the "**Third Installment**") on or before December 17, 2021 (the "**Third Installment Date**");

WHEREAS, in accordance with Section 8.2 of the PSA, the Parties wish to amend Section 2.2(c) of the PSA in order to extend the time in which Buyer is to pay the Third Installment; and

WHEREAS, the Parties wish to extend the Third Installment Date to December 31, 2021.

NOW, THEREFORE, in consideration of the covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution hereof, the Parties agree as follows:

1. The Recitals set forth above are true and correct, and shall constitute a part of this Amendment.

2. Section 2.2(c) of the PSA entitled "Third Installment" is hereby amended in its entirety to read as follows:

"Third Installment. As the third and final installment of the Cash Consideration, Buyer shall pay or cause to be paid to Seller, a total of $3,700,000.00 in immediately available funds (the "**Third Installment**") in accordance with the following payment schedule:

A. Buyer shall pay or cause to be paid to Seller $920,000.00 on or before, but no later than, December 20, 2021; and,

B. Buyer shall pay or cause to be paid to Seller $2,780,000.00 on or before on or before, but no later than, December 31, 2021 (the "**Third Installment Date**").

The Third Installment is a nonrefundable payment from Buyer to Seller, of which $2,000,000.00 Seller shall use as Seller deems appropriate at Seller's own sole discretion, and of which $1,700,000.00 Seller, as Operator, shall use for select expenditures in drilling and completing the HV-1 well as provided for in the HV-1 AFE."

3. Except as expressly modified in this Amendment, the PSA is confirmed and will continue to be and remain in full force and effect in accordance with its terms. Any existing or future reference to the PSA and any document or instrument delivered in connection with the PSA will be deemed to be a reference to the PSA as modified by this Amendment.

4. This Amendment may be executed in counterparts, each of which, when taken together, will constitute but one and the same instrument.

5. This Amendment will be governed by the laws of the State of New York, without regard to the choice of law principles thereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Amendment as of the date first written above.

SELLER

TRIO PETROLEUM LLC

By: ***/s/ Stanford Eschner***
Name: Stanford Eschner
Title: Chairman

BUYER

TRIO PETROLEUM CORP

By: __________________
Name: Ron Bauer
Title: CEO & Director

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Amendment as of the date first written above.

SELLER

TRIO PETROLEUM LLC

By: ____________________
Name: Stanford Eschner
Title: Chairman

BUYER

TRIO PETROLEUM CORP

By: ***/s/ Ron Bauer***
Name: Ron Bauer
Title: CEO & Director